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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


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                                 April 2, 2001
                Date of Report (Date of earliest event reported)


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                                AGCO CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                     1-12930                    58-1960019
      (State of            (Commission file number)         (I.R.S. Employer
    incorporation)                                         Identification No.)


                            4205 River Green Parkway
                             Duluth, Georgia 30096
                        (Address of principal executive
                           offers including zip code)
                                 (770) 813-9200


              (Registrant's telephone number, including area code)




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

99.1     Unaudited Pro Forma Combined Financial Information of AGCO Corporation.

99.2     Slides from management presentation by AGCO Corporation.

99.3     Information regarding forward-looking statements.

ITEM 9.  REGULATION FD DISCLOSURE.

         Registrant is furnishing to the Securities and Exchange Commission the information about the registrant attached to this Form 8-K as exhibits 99.1 through 99.3. The information contained in Exhibits 99.1 and 99.2 is qualified by, and should be read in conjunction with, the information contained in
Exhibit 99.3. The registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AGCO Corporation


                                   By: /s/ Stephen D. Lupton
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                                           Stephen D. Lupton
                                           Senior Vice President and
                                           General Counsel

Dated: April 2, 2001


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                                 EXHIBIT INDEX


Exhibit           Description
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99.1              Unaudited Pro Forma Combined Financial Information of AGCO
                  Corporation.

99.2              Slides from management presentation by AGCO Corporation.

99.3              Information regarding forward-looking statements.